                    WAIVER OF CREDIT AGREEMENT AND AMENDMENT TO
                      SUBSIDIARY PLEDGE AND SECURITY AGREEMENT

     WAIVER dated as of December 23, 1998 to the Credit Agreement dated as of March 30, 1998 (as amended, the "CREDIT AGREEMENT") among SUNBEAM CORPORATION (the "PARENT"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), and AMENDMENT dated as of December 23, 1998 to the Subsidiary Pledge and Security Agreement dated as of March 30, 1998 (the "SUBSIDIARY PLEDGE AGREEMENT") between SUNBEAM AMERICAS HOLDINGS, LTD. ("SAHL"), the other GRANTORS party thereto, and the ADMINISTRATIVE AGENT.

                               W I T N E S S E T H :

     WHEREAS, the parties hereto desire to (i) waive the provisions of the Credit Agreement to the extent necessary to permit the sale by SAHL of all of the shares of common stock of Sunbeam Corporation (Canada) Limited ("SUNBEAM CANADA") to The Canadian Coleman Company Limited ("CANADIAN COLEMAN") in exchange for approximately 43% of the shares of common stock of Canadian Coleman (the "CANADIAN COLEMAN SHARES"), and the subsequent amalgamation of Sunbeam Canada and Canadian Coleman into a new entity, Sunbeam Corporation (Canada) Ltd., approximately 43% of the shares of common stock of which shall be owned by SAHL (the "AMALGAMATED SHARES") (all such transactions collectively, the "CANADIAN RESTRUCTURING"), and (ii) amend the Subsidiary Pledge Agreement to replace the pledge of 66% of the shares of common stock of Sunbeam Canada with the pledge of the Canadian Coleman Shares and (once they are issued) Amalgamated Shares owned by SAHL;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement or the Subsidiary Pledge Agreement has the meaning assigned to such term in the Credit Agreement or the Subsidiary Pledge Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Subsidiary Pledge Agreement shall, after this Waiver and Amendment becomes effective, refer to the Credit Agreement or the Subsidiary Pledge Agreement as waived or amended hereby.

     SECTION 2. WAIVER. The Lenders hereby waive the provisions of the Credit Agreement (including, without limitation, Section 6.03(a) thereof) to the extent (and only to the extent) necessary to permit the Canadian Restructuring; provided that for avoidance of doubt the parties agree that Canadian Coleman and any successor shall constitute, and is hereby designated by the Parent to be, a Material Subsidiary.

     SECTION 3. AMENDMENT OF SUBSIDIARY PLEDGE AND SECURITY AGREEMENT. The Subsidiary Pledge and Security Agreement is hereby amended in the following respects:

     a. The definition of "Direct Subsidiary" is amended to add the following sentence at the end thereof:

"For purposes of this definition, each of The Canadian Coleman Company Limited and any successor, including, without limitation, Sunbeam Corporation (Canada) Ltd., shall constitute a Direct Subsidiary of Sunbeam Americas Holdings, Ltd."

     b. Schedule II is amended and restated in its entirety to read as set forth in the attached Schedule II.

     SECTION 4. REPRESENTATIONS OF PARENT. The Parent represents and warrants that (i) the representations and warranties of the Parent set forth in Article 3 of the Credit Agreement will be true on and as of the Waiver and Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 5. GOVERNING LAW. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. COUNTERPARTS. This Waiver and Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. EFFECTIVENESS. This Waiver and Amendment shall become effective on the date (the "WAIVER AND AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received from each of the Parent, the Grantors, the Administrative Agent and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

                                   SUNBEAM CORPORATION


                                   By        Robert Totte
                                     ---------------------------------
                                        Name:          Robert Totte
                                        Title:         Vice President


                                   DDG I, INC.


                                   By        Robert Totte
                                     ---------------------------------
                                        Name:          Robert Totte
                                        Title:         Vice President


                                   GHI I, INC.


                                   By        Robert Totte
                                     ---------------------------------
                                        Name:          Robert Totte
                                        Title:         Vice President


                                   OP II, INC.


                                   By        Robert Totte
                                     ---------------------------------
                                        Name:          Robert Totte
                                        Title:         Vice President


                                   SUNBEAM AMERICAS HOLDINGS,
                                   LTD.


                                   By        Robert Totte
                                     ---------------------------------
                                        Name:          Robert Totte
                                        Title:         Vice President

                                   LASER ACQUISITION CORP.


                                   By        Robert P. Totte
                                     ---------------------------------
                                        Name:          Robert P. Totte
                                        Title:         Vice President


                                   COLEMAN WORLDWIDE CORP.


                                   By        Robert P. Totte
                                     ---------------------------------
                                        Name:          Robert P. Totte
                                        Title:         Vice President


                                   SIGNATURE BRANDS, INC.


                                   By        Ronald R. Richter
                                     ---------------------------------
                                        Name:          Ronald R. Richter
                                        Title:         Vice President and
                                                       Treasurer


                                   SIGNATURE BRANDS USA, INC.


                                   By        Ronald R. Richter
                                     ---------------------------------
                                        Name:          Ronald R. Richter
                                        Title:         Vice President and
                                                       Treasurer


                                   BBK BRANDS, INC.


                                   By        Robert P. Totte
                                     ---------------------------------
                                        Name:          Robert P. Totte
                                        Title:         Vice President

                                   FIRST ALERT, INC.


                                   By        Ronald R. Richter
                                     ---------------------------------
                                        Name:          Ronald R. Richter
                                        Title:         Vice President and
                                                       Treasurer


                                   SUNBEAM PRODUCTS, INC.


                                   By        Ronald R. Richter
                                     ---------------------------------
                                        Name:          Ronald R. Richter
                                        Title:         Vice President and
                                                       Treasurer


                                   MORGAN STANLEY SENIOR
                                        FUNDING, INC.


                                   By        Michael Hart
                                     ---------------------------------
                                        Name:          Michael Hart
                                        Title:         Principal


                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION


                                   By        H. G. Wheelock
                                     ---------------------------------
                                        Name:          H. G. Wheelock
                                        Title:         Vice President


                                   FIRST UNION NATIONAL BANK, as
                                   Lender and as Administrative Agent


                                   By        T. M. Molitor
                                     ---------------------------------
                                        Name:          T. M. Molitor
                                        Title:         Vice President